SUPPLEMENT TO THE PROSPECTUS
                                       OF
                     EVERGREEN PREMIER 20 FUND (the "Fund")


--------------------------------------------------------------------------------
                                  SPECIAL OFFER
--------------------------------------------------------------------------------

         Beginning February 1, 2001, the Fund's shares will be offered to the general public. For the period from February 1, 2001 through March 2, 2001, or until the total assets of Class A shares of the Fund reach $300 million, whichever occurs sooner (the "Offering Period"). Evergreen Distributor, Inc., the principal underwriter of the Fund, will offer Class A shares at net asset value. You may pay a deferred sales charge if you redeem your shares within the first three years. The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

                                                             Maximum
Time Held                                              Deferred Sales Charge
----------------------------------------------------- -----------------------
----------------------------------------------------- -----------------------
Month of Purchase + First 12 Month Period                     2.00%
----------------------------------------------------  -----------------------
Month of Purchase + Second 12 Month Period                    2.00%
----------------------------------------------------- -----------------------
Month of Purchase + Third 12 Month Period                     1.00%
-----------------------------------------------------  ----------------------
Thereafter                                                    0.00%
----------------------------------------------------- -----------------------
Dealer Allowance                                              3.00%
----------------------------------------------------  -----------------------
-----------------------------------------------------------------------------

         This Special Offer does not apply to purchases of shares totaling $1,000,000 or more. Such purchases are offered with no sales charge, are subject to a 1.00% deferred sales charge if shares are redeemed within 13 months of purchase, and are offered a dealer commission of 1.00% to 0.25%.

         If a deferred sales charge is imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (i) the net asset value of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, to keep the deferred sales charge which a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the deferred sale charge and/or shares held the longest, in that order.

         In addition, shares purchased through this special offer may not be exchanged for six months following the month of the initial purchase date.


February 1, 2001                                                     556785 2/01

                        EVERGREEN DOMESTIC GROWTH FUNDS



   Evergreen Premier 20 Fund
   Class A
   Class B
   Class C
   Class Y



   Prospectus, November 1, 2000, as amended February 1, 2001



                                                       [LOGO OF EVERGREEN FUNDS]

   The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS


FUND RISK/RETURN SUMMARY:

Overview of Fund Risks......................................................   2
Evergreen Premier 20 Fund...................................................   4

GENERAL INFORMATION:

The Fund's Investment Advisor...............................................   6
The Fund's Portfolio Managers...............................................   6
Calculating the Share Price.................................................   6
How to Choose an Evergreen Fund.............................................   6
How to Choose the Share Class That Best Suits You...........................   7
How to Buy Shares...........................................................   9
How to Redeem Shares........................................................  10
Other Services..............................................................  11
The Tax Consequences of Investing in the Fund...............................  11
Fees and Expenses of the Fund...............................................  12
Other Fund Practices........................................................  13

In general, the Fund offered in this prospectus seeks to provide investors with long term capital growth. The Fund tends to have more growth potential, risk and volatility than less aggressive funds.


 Fund Summaries Key
 Each Fund's summary is organized around the following basic topics and questions:

    INVESTMENT GOAL
    What is the Fund's financial
 objective? You can find
 clarification on how the Fund
 seeks to achieve its objective
 by looking at the Fund's
 strategy and investment
 policies. The Fund's Board of
 Trustees can change the
 investment objective without a
 shareholder vote.

    INVESTMENT STRATEGY
    How does the Fund go about
 trying to meet its goals? What
 types of investments does it
 contain? What style of investing
 and investment philosophy does
 it follow? Does it have limits
 on the amount invested in any
 particular type of security?

    RISK FACTORS
    What are the specific risks
 for an investor in the Fund?

    PERFORMANCE
    How well has the Fund
 performed in the past year? The
 past five years? The past ten
 years?

    EXPENSES
    How much does it cost to
 invest in the Fund? What is the
 difference between sales charges
 and expenses?

                             OVERVIEW OF FUND RISKS

               Premier 20
                  Fund

typically relies on a combination of the following strategies:
 . investing primarily in common stocks;
 . investing in companies expected to provide capital growth; and . selling a portfolio investment: i) when the issuers' investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds its estimated fair value; iii) to take advantage of more attractive investment opportunities; iv) when the investment no longer appears to meet the Fund's investment objective; v) when the Fund must meet redemptions; or
   vi) for other investment reasons which the portfolio manager deems necessary.

may be appropriate for investors who:
 . seek an investment expected to grow over time; and . can tolerate substantial volatility in the value of their investment.

Following this overview, you will find information on the Fund's specific investment strategies and risks.
 ................................................................................

 Risk Factors For All Mutual Funds
 Please remember that an investment in
 a mutual fund is:
 . not guaranteed to achieve their
   investment goal
 . not a deposit with a bank
 . not insured, endorsed or guaranteed
   by the FDIC or any government agency
 . subject to investment risks,
   including possible loss of your
   original investment

 Like most investments, your investment
 in the Fund could fluctuate
 significantly in value over time and
 could result in a loss of money.


Following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Stock Market Risk
Your investment in the Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on your investment would likely decline. Even if general economic conditions do not change, the value of and dividend yield and total return earned on your investment would decline if the particular industries, companies or sectors the Fund invests in do not perform well.

Market Capitalization Risk
Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

Investment Style Risk
Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value oriented funds will typically underperform when growth investing is in favor.

DOMESTIC GROWTH FUNDS

                             OVERVIEW OF FUND RIKS


Foreign Investment Risk
The Fund's investment in non-U.S. securities could expose it to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. In addition, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value of and total return earned on your investment in the Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Concentration Risk
An investment in a Fund that concentrates its investments in a single sector or industry entails greater risk than an investment in a Fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a Fund investing in a number of different sectors or industries.

Non-Diversification Risk
An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio.

Initial Public Offering Risk
Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund's shares.

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

Premier 20 Fund


 FUND FACTS:

 Goal:
 . Long-Term Capital Growth

 Principal Investment:
 . Common Stocks Across All Market Caps

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Evergreen Investment Management Company

 Portfolio Managers:
 . Donald Bisson , CFA (Lead Manager)
 . Patricia Bannan, CFA
 . Liu-er Chen, CFA
 . Maureen E. Cullinane, CFA

 Dividend Payment Schedule:
 . Annually

 ................................................................................

   INVESTMENT GOAL

The Fund seeks long-term capital growth.

   INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 2.

The Fund invests primarily in the common stock of companies across all market capitalizations ranging from emerging growth companies to larger more well-established companies. The Fund will invest at least 65% of its assets in the 20 largest holdings. The Fund's portfolio management committee will utilize an active, growth-oriented style of investment . They seek to identify what they believe to be the 20 to 40 companies with the highest earnings and revenue growth prospects. The Fund may purchase stocks within any industry or sector. At any given time the Fund may have greater than 25% of its total net assets invested in a single sector, such as technology, media, telecommunications or health care. A "sector" is a large subsection of the market which may be comprised of several industries with related lines of business. The Fund may purchase stocks in initial public offerings (IPOs), as well as invest in convertible securities and private placements. The Fund may also invest up to 35% of its assets in foreign securities.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

 .Stock Market Risk
 .Market Capitalization Risk
 .Investment Style Risk
 .Foreign Investment Risk
 .Concentration Risk
 .Non-Diversification Risk
 .Initial Public Offering Risk

In addition, since the Fund may concentrate in the technology, media, telecommunications and health care sectors, the Fund is subject to the risks associated with those sectors. This makes the Fund more vulnerable to price changes of securities in these sectors and factors that affect these sectors than a mutual fund that does not concentrate in a particular group of sectors. For example, technology products are dependent on innovation in their industry and are subject to the risk that new products will not meet expectations or even reach the market place or lack the ability to evolve with rapid innovation. The media sector is an aggressively changing environment subject to corporate mergers and increasing competitiveness brought on by the advancement of the internet. Telecommunications, similar to technology, is highly dependent on innovation and expansion of existing technologies, such as internet communications and the ability to access the internet through cellular phones, as well as intense pricing competition and industry consolidation. The health care sector is strongly affected by worldwide scientific or technological developments, the ability to receive patents, and changes in government regulation.

In addition, since the Fund may invest in securities that are purchased in private placements it is subject to certain risks. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities are often "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices" as well as the Statement of Additional Information.

DOMESTIC GROWTH FUNDS

                                   EVERGREEN


   PERFORMANCE


Since the Fund does not have annual returns for a full calendar year as of the date of this prospectus, no performance information is provided.


   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder Transaction
  Expenses                  Class A Class B Class C Class Y

  Maximum sales              4.75%    None    None   None
  charge imposed
  on purchases (as
  a % of offering
  price)
  Maximum deferred           None*   5.00%   2.00%   None
  sales charge (as
  a % of either
  the redemption
  amount or
  initial
  investment
  whichever is
  lower)

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                                                                                      Total Fund
                  Management               12b-1                Other                 Operating
                     Fees                  Fees                Expenses                Expenses

  Class A           0.75%                  0.25%                0.51%                   1.51%

  Class B           0.75%                  1.00%                0.51%                   2.26%

  Class C           0.75%                  1.00%                0.51%                   2.26%

  Class Y           0.75%                  0.00%                0.51%                   1.26%

+Estimated for the fiscal year ending 9/30/2001.

The table below shows the total expenses you would pay on a $10,000 investment over one- and three-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                       Assuming Redemption at                              Assuming
                           End of Period                                No Redemption
              ----------------------------------------------------    ------------------------
  After:      Class A       Class B       Class C       Class Y       Class B       Class C
  1 year       $621           $729         $429          $128          $229          $229
  3 years      $930         $1,006         $706          $400          $706          $706

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

THE FUND'S INVESTMENT ADVISOR

The investment advisor manages the Fund's investments and supervises its daily business affairs. All investment advisors for the Evergreen Funds are subsidiaries of First Union Corporation, the sixth largest bank holding company in the United States, with over $248.8 billion in consolidated assets as of 9/30/2000. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Evergreen Investment Management Company (EIMC) is the investment advisor to the Fund. EIMC has been managing mutual funds and private accounts since 1932 and currently manages over $12.9 billion in assets for 29 of the Evergreen Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The Fund will pay EIMC an annual contractual advisory fee of 0.75% based on the Fund's average daily net assets.

THE FUND'S PORTFOLIO MANAGERS

Donald Bisson, Patrician Bannan, Liu-Er Chen and Maureen E. Cullinane co-manage the Fund. Donald Bisson is the lead portfolio manager.

Donald Bisson, CFA, joined EIMC as a Vice President and portfolio manager in October 1996. From September 1993 until he joined EIMC, Mr. Bisson was an assistant portfolio manager and research analyst with Phoenix Duff & Phelps.

Patricia Bannan, CFA, is a Managing Director and has been a senior portfolio manager at EIMC since November 1999. Ms. Bannan was a Senior Vice President of EIMC from November 1999 until October 2000. From August 1998 until joining EIMC, Ms. Bannan was the Director of North America Equities at Commercial Union Investment Management Corporation. She was managing director and portfolio manager of Prudential Investment from January 1996 to May 1998.

Liu-Er Chen, CFA, has been a Vice President and portfolio manager since joining EIMC in November 1995.

Maureen E. Cullinane, CFA, is a Managing Director and has been a senior portfolio manager at EIMC since May 1995. Ms. Cullinane was a Senior Vice President of EIMC from May 1995 until October 2000.

CALCULATING THE SHARE PRICE

The value of one share of the Fund, also known as the net asset value, or NAV, is calculated on each day the New York Stock Exchange is open at 4 p.m. Eastern time or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by the Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

The Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund may change on days when investors will not be able to purchase or redeem the Fund's shares.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen Fund, you should:
 . Most importantly, read the prospectus to see if the Fund is suitable for you. . Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
 . Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), by calling 1-800-343-2898.

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

After choosing a Fund, you select a share class. The Fund offers four different share classes: Class A, Class B, Class C and Class Y. Each class except Class Y has its own sales charge. Pay particularly close attention to this fee structure so you know how much you will be paying before you invest.

Class A
If you select Class A shares, you may pay a front-end sales charge of up to 4.75%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to 12b-1 fees. The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

                      As a % of     As a %      Dealer
                    NAV excluding  of your    commission
  Your investment   sales charges investment as a % of NAV
  Up to $49,999         4.75%       4.99%        4.25%
  $50,000-$99,999       4.50%       4.71%        4.25%
  $100,000-
  $249,999              3.75%       3.90%        3.25%
  $250,000-
  $499,999              2.50%       2.56%        2.00%
  $500,000-
  $999,999              2.00%       2.04%        1.75%
  $1,000,000 and
  over                  0.00%       0.00%    1.00 to 0.25%


Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within one year after the month of purchase.


 Three ways you can reduce your Class A sales charges:

 1. Rights of Accumulation. You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the initial sales charge to be applied to your current Class A purchase.

2. Letter of Intent. You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

3. Combined Purchases. You may reduce your initial sales charge if you purchase Class A shares in multiple Evergreen Funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the initial sales charge applied to all of your current purchases. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Contact your investment professional or the Evergreen Service Company at 1-800-343-2898 if you think you may qualify for any of these services. For more information on these services see "Sales Charge Waivers and Reductions" in the SAI.

Each Fund may also sell Class A shares at net asset value without a front-end or deferred sales charge to the Directors, Trustees, officers and employees of the Fund and the advisory affiliates of First Union Corporation, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI), and to a bank or trust company acting as trustee for a single account.

Class B
If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to an expense, known as 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase.

The amount of the deferred sales charge depends on the length of time the shares were held, as shown below:

                                                 Maximum Deferred
  Time Held                                       Sales Charge
  Month of Purchase + First 12 Month Period         5.00%
  Month of Purchase + Second 12 Month Period        4.00%
  Month of Purchase + Third 12 Month Period         3.00%
  Month of Purchase + Fourth 12 Month Period        3.00%
  Month of Purchase + Fifth 12 Month Period         2.00%
  Month of Purchase + Sixth 12 Month Period         1.00%
  Thereafter                                        0.00%
  After 7 years                              Converts to Class A
  Dealer Allowance                                  4.00%

The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

Class C
Like Class B shares you do not pay a front-end sales charge on Class C shares. However, you may pay a deferred sales charge if you redeem your shares within two years after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fees paid by the Class C shares continue for the life of the account.

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

                                                               Maximum
                                                             Deferred
  Time Held                                                 Sales Charge
  Month of Purchase + First 12 Month Period                     2.00%
  Month of Purchase + Second 12 Month Period                    1.00%
  Thereafter                                                    0.00%
  Dealer Allowance                                              2.00%

The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.


 Waiver of Class B or Class C Deferred Sales Charges
 You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:
 . When the shares were purchased through reinvestment of dividends/capital gains
 . Death or disability
 . Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
 . Systematic withdrawals of up to 1.00% of the account balance per month
 . Loan proceeds and financial hardship distributions from a retirement plan
 . Returns of excess contributions or excess deferral amounts made to a retirement plan participant

Class Y
The Fund offers Class Y shares at net asset value without a front-end sales charge, deferred sales charge or 12b-1 fees. Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

Calculating the Deferred Sales Charge
If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (i) the net asset value of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, to keep the deferred sales charge a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the deferred sales charge and/or shares held the longest, in that order. The deferred sales charge on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc. paid to EDI or its predecessor.

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

HOW TO BUY SHARES


Evergreen Funds' low investment minimums make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.


Minimum Investments

                         Initial Additional
  Regular Accounts       $1,000     None
  IRAs                     $250     None
  Systematic Investment
   Plan                     $50     $ 25

  Method       Opening an Account (see bold language above)                 Adding to an Account
  By Mail or   .Complete and sign the account application.                  . Make your check payable to Evergreen
  through an   .Make the check payable to                                       Funds.
  Investment    Evergreen Funds. Cash,
  Professional  credit cards, third party
                checks, credit card checks
                or money orders will not
                be accepted.                                               . Write a note specifying:
               . Mail the application                                         -the Fund name
                 and your check to the                                        -share class
                 address below:                                               -your account number
                  Postal Service Address:       Overnight Address:            -the name(s) in which the account is
                  Evergreen Service Company     Evergreen Service Company
                  P.O. Box 2121                 200 Berkeley St.            . Mail to the address below or deliver to
                  Boston, MA 02106-9970         Boston, MA 02116-5034         your investment professional.
               . Or deliver them to
                 your investment
                 professional (provided
                 he or she has a
                 broker-dealer
                 arrangement with EDI).

  By Phone     . Call 1-800-343-2898 to                                     . Call the Evergreen Express Line at
                 set up an account                                            1-800-346-3858 24 hours a day or to speak with an
                 number and get                                               Evergreen professional call 1-800-343-2898 between
                 wiring instructions                                          8 a.m. and 6 p.m. Eastern time, on any business day.
                 (call before 12 noon if                                    . If your bank account is set up on file, you
                 you want wired                                               can request either:
                 funds to be credited
                 that day).                                                   - Federal Funds Wire (offers immediate
                                                                                access to funds) or
               . Instruct your bank to                                        - Electronic transfer through the
                 wire or transfer your                                          Automated Clearing House which avoids wiring fees.
                 purchase (they
                 may charge a wiring
                 fee).
               . Complete the account
                 application and mail to:       Overnight Address:
                  Evergreen Service Company     Evergreen Service Company
                  P.O. Box 2121                 200 Berkeley St.
                  Boston, MA 02106-9970         Boston, MA 02116-5034
               . Wires received after
                 4 p.m. Eastern time on
                 market trading days will
                 receive the next
                 market day's closing
                 price.*

  By Exchange  . You can make an additional investment by exchange from an existing Evergreen Funds account by contacting your investment professional or calling the Evergreen Express
                 Line at 1-800-346-3858.**
               . You can only exchange shares within the same class and accounts with the same registration.
               . There is no sales charge or redemption fee when exchanging funds within the
                 Evergreen Fund family.***
               . Orders placed before 4 p.m. Eastern time on market trading days will receive that day's closing share price (if not, you will receive the next market day's closing price).*
               . Exchanges are limited to three per calendar quarter, but in no event more than five per calendar year.
               . Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee (See "Exceptions: Redemption Requests that
                 Require A Signature Guarantee" on the next page.)

  Systematic   . You can transfer money
  Investment     automatically from
  Plan (SIP)+    your bank account into                       . To establish automatic investing for an
                 your Fund account on a                         existing account, call 1-800-343-2898
                 monthly basis.                                 for an application.
               . Initial investment                           . The minimum is $25 per month or $75 per
                 minimum is $50 if you                          quarter.
                 invest at least $25                          . You can also establish an investing
                 per month with this service.                   program through direct deposit from your
               . To enroll, check off                           paycheck. Call 1-800-343-2898 for details.
                 the box on the account
                 application and
                 provide:
                 -your bank account
                  information
                 -the amount and date of
                  your monthly investment.


 * The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.
 ** Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded and/or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund. ***This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge.


+Evergreen Investment Services, Inc. (EIS) will fund a $50 initial investment in Class A shares of the Evergreen Funds for employees of First Union Corporation (First Union) and its affiliates when the employee enrolls in a new Evergreen SIP and agrees to subsequent monthly investments of $50. EIS will fund a $100 initial investment in Class A shares of the Evergreen Funds for employees of First Union when the employee enrolls in a new Evergreen SIP through a CAP account and agrees to subsequent monthly investments of $100. To be eligible for either of these offers, the employee must open an account with First Union Securities, Inc. to execute the transactions. If the employee redeems his/her shares within 12 months after the month of purchase, EIS reserves the right to reclaim its $50 or $100 initial investment.


                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen Funds:

  Methods      Requirements
  Call Us      . Call the Evergreen Express Line at 1-800-346-3858 24 hours a day or to speak with an Evergreen professional call 1-800-343-2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
               . This service must be authorized ahead of time, and is only available for regular accounts.*
               . All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4
                 p.m. will be processed the following business day.**
               . We can either:
                 - wire the proceeds into your bank account (service charges may apply).
                 - electronically transmit the proceeds into your bank account via the
                   Automated Clearing House service
                 - mail you a check.
               . All telephone calls are recorded and/or monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
               . See "Exceptions: Redemption Requests that Require A Signature Guarantee"
                 below for requests that must be made in writing with your signature guaranteed.
  Write Us     . You can mail a        Postal Service Address:     Overnight Address:
                 redemption request
                 to:                   Evergreen Service Company   Evergreen Service Company
                                       P.O. Box 2121               200 Berkeley St.
                                       Boston, MA 02106-9970       Boston, MA 02116-5034
               . Your letter of instructions must:
                 - list the Fund name and the account number
                 - indicate the number of shares or dollar value you wish to redeem
                 - be signed by the registered owner(s).
               . See "Exceptions: Redemption Requests that Require A Signature Guarantee"
                 below for requests that must be signature guaranteed.
               . To redeem from an IRA or other retirement account, call 1-800-343-2898 for instructions.
  Redeem Your  . You may also redeem your shares through participating broker-dealers by
  Shares in      delivering a letter as described above to your broker-dealer.
  Person       . A fee may be charged for this service.
  Systematic   . You can transfer money automatically from your Fund account on a monthly or
  Withdrawal     quarterly basis--without redemption fees.
  Plan (SWP)   . The withdrawal can be mailed to you, or deposited directly into your bank account.
               . The minimum is $75 per month.
               . The maximum is 1.00% of your account per month or 3.00% per quarter.
               . To enroll, call 1-800-343-2898 for instructions.

 * Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded and/or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund. ** The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.

Timing of Proceeds
Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000.

Exceptions: Redemption Requests That Require A Signature Guarantee
To protect you and the Evergreen Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:


 .You are redeeming more than $50,000                  Who Can Provide A
 .You want the proceeds transmitted into a bank        Signature Guarantee:
 account not listed on the account                    .Commercial Bank
 .You want the proceeds payable to anyone other than   .Trust Company
 the registered owner(s) of the account               .Savings Association
 .Either your address or the address of your bank      .Credit Union
 account has been changed within 30 days              .Member of a U.S. stock
 .The account is registered in the name of a            exchange
 fiduciary corporation or any other organization.
In these cases, additional documentation is required:
 corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

OTHER SERVICES

Evergreen Express Line
1-800-346-3858
Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

Automatic Reinvestment of Dividends
For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction (Class A, Class B and Class C only)
If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins.

Telephone Investment Plan
You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange
You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class -- automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.

Reinstatement Privileges
Within 90 days of redemption you may reestablish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen Fund. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account and your deferred sales charge schedule will resume from the time of the original redemption.

THE TAX CONSEQUENCES OF INVESTING IN THE FUND

You may be taxed in two ways:
 . On Fund distributions (dividends and capital gains)

 . On any profit you make when you sell any or all of your shares.

Fund Distributions
A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds will distribute two types of taxable income to you:

 . Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. The Fund pays an annual dividend from the dividends, interest and other income on the securities in which it invests.

 . Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

Dividend and Capital Gain Reinvestment
Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent may automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

Profits You Realize When You Redeem Shares
When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting
Evergreen Service Company provides you with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

Evergreen Service Company will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Fund.


Retirement Plans
You may invest in the Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your broker-dealer. To determine if a retirement plan may be appropriate for you, consult your tax advisor.


FEES AND EXPENSES OF THE FUND

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee
The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12b-1 Fees
The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Class A, Class B and Class C shares. Up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B shares and Class C shares may be payable as 12b-1 fees. However, currently the 12b-1 fees for Class A shares are limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the initial sales charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Fund may use 12b-1 fees for advertising and marketing and as a "service fee" to the broker-dealer for additional shareholder services.

Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses
The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: i) your total return in the Fund is reduced in direct proportion to the fees; ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and iii) the Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

OTHER FUND PRACTICES

The Fund may invest in futures and options which are forms of derivatives. The Fund may also engage in short sales. Such practices are used to hedge the Fund's portfolio, to maintain the Fund's exposure to its market, to manage cash or to attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.


 Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Fund, including risks.

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                                     Notes


DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                                     Notes


                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                                Evergreen Funds

Money Market Funds
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund

State Municipal Bond Funds
Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

National Municipal Bond Funds
High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Municipal Bond Fund
Short-Intermediate Municipal Fund


Short and Intermediate Term
Bond Funds
Intermediate Term Bond Fund
Select Adjustable Rate Fund
Short-Duration Income Fund


Intermediate and Long Term
Bond Funds
Diversified Bond Fund
High Yield Bond Fund
Quality Income Fund
Strategic Income Fund
U.S. Government Fund

Balanced Funds
Balanced Fund
Foundation Fund
Tax Strategic Foundation Fund

Growth and Income Funds
Blue Chip Fund
Equity Income Fund
Equity Index Fund
Growth and Income Fund
Small Cap Value Fund
Value Fund

Domestic Growth Funds
Aggressive Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Large Company Growth Fund
Masters Fund
Omega Fund
Premier 20 Fund
Small Company Growth Fund
Special Equity Fund
Stock Selector Fund
Tax Strategic Equity Fund


Sector Funds
Health Care Fund
Technology Fund
Utility and Telecommunications Fund


Global and International Funds
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund
Precious Metals Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

DOMESTIC GROWTH FUNDS

                             QUICK REFERENCE GUIDE

1  Evergreen Express Line
    Call 1-800-346-3858
    24 hours a day to
    . check your account
    . order a statement
    . get a Fund's current price, yield and total return
    . buy, redeem or exchange Fund shares

2  Investor Services
    Call 1-800-343-2898
    Monday through Friday, 8 a.m. to 6 p.m.
    Eastern time to
    .buy, redeem or exchange shares
    .order applications
    .get assistance with your account

3  Information Line for Hearing and Speech
   Impaired (TTY/TDD)
    Call 1-800-343-2888
    Monday through Friday, 8 a.m. to 6 p.m.
    Eastern time

4  Write us a letter
    Evergreen Service Company
    P.O. Box 2121
    Boston, MA 02106-9970
    .to buy, redeem or exchange shares
    .to change the registration on your account
    .for general correspondence

5  For express, registered or certified mail
    Evergreen Service Company
    200 Berkeley St.
    Boston, MA 02116-5034

6  Visit us on-line
    www.evergreen-funds.com

7  Regular communications you will receive
    Account Statements -- You will receive quarterly statements for each Fund you invest in.

    Confirmation Notices -- We send a confirmation of any transaction you make within five days of the transaction.

    Annual and Semi-annual Reports -- You will receive a detailed financial report on each Fund you invest in twice a year.

    Tax Forms -- Each January you will receive any Fund tax information you need to include with your tax returns as well as the Evergreen Tax Information Guide.

    For More Information About the Evergreen Premier 20 Fund, Ask for:

    The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Fund. The SAI has been filed with the Securities and Exchange
    Commission (SEC) and its contents are legally considered to be part of this prospectus.

    For questions, other information, or to request a copy, without charge, of any of the documents, call
    1-800-343-2898 or ask your investment professional.
    We will mail material within three business days.

    Information about the Fund (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC
    Public Reference Section, Washington D.C. 20549-
    6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public
    Reference Room in Washington, D.C. For information about the operation of the Public Reference Room, call the SEC at 1-800-SEC-0330.

                          Evergreen Distributor, Inc.
                                 90 Park Avenue
                            New York, New York 10016

                                                   SEC File No.:811-08413

48831                                                              556253

                                                                PRSRT STD
                                                               U.S. POSTAGE
[LOGO OF EVERGREEN FUNDS]                                          PAID
401 South Tryon Street                                         LANCASTER, PA
Charlotte, NC 28288                                            PERMIT NO. 11